AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL
EQUIBUILDER
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED MAY 14, 2004 TO
PROSPECTUS DATED JANUARY 2, 2003
AS SUPPLEMENTED AUGUST 15, 2003

          American General Life Insurance Company is amending the Prospectus for the purposes of (1) replacing the market timing description and (2) correcting a statement related to the calculation of surrender charges under the EquiBuilder Policies.

          FIRST, delete all references in the Prospectus that describe market timing, and in their place, add the following section:

Market Timing
The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We monitor the Policies to determine if:
. an exchange out of a variable investment option occurs within two calendar weeks of an earlier exchange into that same variable investment option; or
. exchanges into or out of the same variable investment option occur more than twice in any one calendar quarter.

          If either of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries.  If the Policy Owner has telephone transfer privileges, such privileges are also suspended.  Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your telephone, same day or overnight delivery transfer privileges have been suspended.  The suspension of Policy transfer privileges will last for no more than six months.  Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Policy Owners the same.

          SECOND, on page 26 of the Prospectus, delete the entire section titled "Surrender Charge (for full surrenders)" and replace it with the following:

          Surrender Charge (for full surrenders).  Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium.  This maximum will not vary with the amount of premiums paid or when they are paid.  At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge.  After the end of the tenth Policy year, there is no surrender charge.

          The maximum surrender charge will not be more than 50% of one Target Premium.  Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments.  The surrender charge we currently assess equals the sum of:

.	30% of premium payments you make during the first Policy year up to the amount of one Target Premium, and
.	9% of any additional premiums you pay during the first through tenth Policy years.

          Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year.  If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge.  Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse.  In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

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Assume a $200,000 initial Face Amount Policy for a male age 40.  This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%).  Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected.  The following table shows the surrender charge which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.
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During Year	Premium Payment Assumptions	Charge	Premium Payment Assumptions	Charge	Premium Payment Assumptions	Charge
1	$3000	$ 749	$2280	$ 684	$1140	$ 342
2	3000	1019	2280	889	3420	650
3	3000	1140	2280	1094	2280	855
4	3000	1140	2280	1140	2280	1060
5	3000	1140	2280	1140	2280	1140
6	3000	1140	2280	1140	2280	1140
7	3000	912	2280	912	2280	912
8	3000	684	2280	684	2280	684
9	3000	456	2280	456	2280	456
10	3000	228	2280	228	2280	228
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We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.